EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION OF DOCUMENT

EX-99B1a Articles of Incorporation of Twentieth Century Premium Reserves, Inc., dated January 7, 1993 (filed electronically as Exhibit 1a to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B1b          Articles Supplementary of Twentieth Century Premium Reserves,
                   Inc., dated April 24, 1995 (filed  electronically  as Exhibit
                   1b to  Post-Effective  Amendment No. 4 on Form N-1A, filed on
                   July 31, 1996 and incorporated herein by reference).

EX-99.B1c          Articles of Amendment of Twentieth  Century Premium Reserves,
                   Inc., dated December 2, 1996 (filed electronically as Exhibit
                   1c to  Post-Effective  Amendment No. 6 on Form N-1A, filed on
                   July 30, 1997 and incorporated herein by reference.)

EX-99.B1d          Articles  Supplementary of American Century Premium Reserves,
                   Inc., dated December 2, 1996 (filed electronically as Exhibit
                   1d to  Post-Effective  Amendment No. 6 on Form N-1A, filed on
                   July 30, 1997 and incorporated herein by reference.)

EX-99.B2a          By-Laws of Twentieth  Century Premium  Reserves,  Inc. (filed electronically as Exhibit 2 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996 and incorporated herein by reference).

EX-99.B2b          Amendment to By-Laws of American  Century  Premium  Reserves,
                   Inc. (filed  electronically  as Exhibit 2b to  Post-Effective
                   Amendment  No. 9 on Form  N-1A of  American  Century  Capital
                   Portfolios, Inc., File No. 33-64872 and incorporated herein by reference.)

EX-99.B4 Specimen copy of stock certificate-all series (filed electronically as Exhibit 4 to Post-Effective Amendment No. 6 on Form N-1A, filed on July 30, 1997 and incorporated herein by reference.)

EX-99.B5 Management Agreement dated as of August 1, 1997, between American Century Premium Reserves, Inc. and American Century Investment Management, Inc. (filed electronically as Exhibit 5 to Post-Effective Amendment No. 6 on Form N-1A, filed on July 30, 1997 and incorporated herein by reference.)

EX-99.B6a          Distribution   Agreement  between  American  Century  Premium
                   Reserves, Inc. and Funds Distributor,  Inc. dated January 15,
                   1998  (filed  electronically  as Exhibit 6 to  Post-Effective
                   Amendment  No. 28 on Form  N-1A of  American  Century  Target
                   Maturities Trust, File No. 2-94608 and incorporated herein by reference).

EX-99.B6b          Amendment No. 1 to Distribution  Agreement  between  American
                   Century Premium Reserves,  Inc. and Funds  Distributor,  Inc.
                   dated  June 1, 1998  (filed  electronically  as Exhibit 6b to
                   Post-Effective  Amendment  No.  11 on Form  N-1A of  American
                   Century Capital Portfolios, Inc., File No. 33-64872 and incorporated herein by reference).

EX-99.B8a          Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996.
                   (filed   electronically   as  Exhibit  8  to   Post-Effective
                   Amendment No. 31 on Form N-1A of American Century  Government
                   Income Trust, File No. 2-99222 and incorporated herein by reference).

EX-99.B8b          Master  Agreement  between  Commerce Bank, N.A. and Twentieth
                   Century   Services,   Inc.  dated  January  22,  1997  (filed
                   electronically as Exhibit 8e to Post-Effective  Amendment No.
                   76 on Form N-1A of American Century Mutual Funds,  Inc., File
                   No. 2-14213 and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of March 18, 1993, by and between Twentieth Century Premium Reserves, Inc. and Twentieth Century Services, Inc. (filed electronically as
                   Exhibit 9 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B10          Opinion and Consent of Counsel.

EX-99.B11a         Consent of Deloitte & Touche LLP.

EX-99.B11b         Consent of Ernst & Young LLP.

EX-99.B12a         Annual Reports dated March 31, 1998 (filed  electronically on
                   May 28, 1998 and incorporated herein by reference).

EX-99.B12b         Annual Report dated March 31, 1997 (filed  electronically  on
                   May 30, 1997 and incorporated herein by reference).

EX-99.B14          Model  Retirement  Plans (filed as Exhibits 14a, 14b, 14c and
                   14d to  Pre-Effective  Amendment  No.  2 to the  Registration
                   Statement on Form N-1A of Twentieth  Century World Investors,
                   Inc., File No. 33-39242, filed May 6, 1991 and incorporated herein by reference).

EX-99.B16          Schedule   of   Computation   of   Performance    Advertising
                   Quotations.

EX-99.B17          Power of Attorney dated July 25, 1998.

EX-27.5.1          Financial Data Schedule for Premium Capital Reserve.

EX-27.5.2          Financial Data Schedule for Premium Government Reserve.

EX-27.5.3          Financial Data Schedule for Premium Bond.